UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 1, 2008
SEANERGY MARITIME CORP.
(Exact Name of Registrant as Specified in Charter)

Republic of Marshall Islands	001-33690	98-0529217

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10, Amfitheas Avenue, Athens, Greece, 17564 P. Faliro

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 30 210 9406900
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On April 1, 2008, Seanergy Maritime Corp. (the “Company”) announced that the record date for public shareholders to receive the Company’s quarterly interest distribution is April 9, 2008.
     Further, the Company announced that they would pay a $1,542,349 distribution of interest from the Trust Account or $0.0668 per share, that will be paid to record date public shareholders on April 15, 2008.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits:

Exhibit No.	Description

99.1	Press release dated April 1, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2008	SEANERGY MARITIME CORP.
	By:	/s/ Panagiotis Zafet
		Name:	Panagiotis Zafet
		Title:	Chief Executive Officer and Co-Chairman of the Board of Directors

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